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                                                                EXHIBIT 10.(ix)



                            VIRAGEN TECHNOLOGY, INC.
                         865 SW 78TH AVENUE, SUITE 100
                              PLANTATION, FL 33324
                   PHONE: (954) 233-8746 FAX: (954) 233-1412


September 29, 1997




Viragen (Scotland) Ltd.
2343 West 76th Street
Hialeah, FL 33016

                  RE: LICENSING AGREEMENT DATED JULY 12, 1995

Gentlemen:

         Reference is made to that Licensing Agreement dated July 12, 1995 (the "Agreement"). We hereby amend paragraph 8(a)(i) and 8(a)(ii) such that the $2,000,000 initial royalty previously paid by you will fulfill the obligation of Viragen (Scotland) Ltd. through October 31, 1998 and no further royalty payment will be due prior to November 1, 1998.

         In addition, the parties agree that if the remaining technology is not transferred to Viragen (Scotland) Ltd., no additional royalty payment will be due to us, and Viragen Technology, Inc. will refund the aforementioned $2,000,000 payment.

                                          Very truly yours,

                                          VIRAGEN TECHNOLOGY, INC.



                                          By: /s/ Gerald Smith
                                              ---------------------------------
                                                         President


ACCEPTED AND AGREED

VIRAGEN (SCOTLAND) LTD.



By: /s/ Dennis W. Healey
    ----------------------------------
               Director